UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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Harvest Capital Credit Corporation
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Harvest Capital Credit Corporation
767 Third Avenue, 29th Floor
New York, New York 10017

April 18, 2019

To the Stockholders of Harvest Capital Credit Corporation:

You are cordially invited to attend the 2019 annual meeting of stockholders of Harvest Capital Credit Corporation to be held online as a virtual meeting on June 11, 2019, at 10:00 a.m., Eastern Daylight Time. Only stockholders of record at the close of business on April 17, 2019 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof. Such stockholders may attend the Annual Meeting, vote, and submit a question during the annual meeting by visiting www.virtualshareholdermeeting.com/HCAP19. You will need to provide your 12-digit control number that is on your Notice of Internet Availability of Proxy Materials or on your proxy card if you receive materials by mail.

Details of the business to be conducted at the meeting are given in the accompanying Notice of 2019 Annual Meeting of Stockholders and Proxy Statement. As permitted by the rules of the Securities and Exchange Commission, we are also pleased to be furnishing our proxy materials to stockholders primarily over the Internet. We believe this process expedites stockholders’ receipt of the materials, lowers the costs of our annual meeting, and conserves natural resources. As a result, we will mail our stockholders (other than those who previously requested electronic or paper delivery) a notice containing instructions on how to access our Proxy Statement and 2018 Annual Report and vote online. The notice will also include instructions on how you can receive a paper copy of the proxy materials, including the Notice of 2019 Annual Meeting, Proxy Statement, and proxy card. If you elect to receive your proxy materials by mail, the Notice of 2019 Annual Meeting, Proxy Statement, and proxy card from our board of directors will be enclosed. If you elect to receive your proxy materials via e-mail, the e-mail will contain voting instructions and links to the Proxy Statement and 2018 Annual Report on the Internet.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in the Proxy Statement, as well as in the Notice of Internet Availability of Proxy Materials you received in the mail. Returning the proxy does not deprive you of your right to attend the virtual meeting and to vote your shares.

We look forward to your attendance at the meeting. Your vote and participation in our governance is very important to us.

Sincerely,

/s/ Joseph A. Jolson
Joseph A. Jolson
Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting of Stockholders to Be Held on June 11, 2019.

Our Proxy Statement and annual report on Form 10-K for the year ended December 31, 2018 are available at the following cookies-free website that can be accessed anonymously: www.proxyvote.com.

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
To be Held on
June 11, 2019, 10:00 a.m., Eastern Daylight Time

To the Stockholders of Harvest Capital Credit Corporation:

The 2019 annual meeting (the “Annual Meeting”) of stockholders of Harvest Capital Credit Corporation, a Delaware corporation (the “Company”), will be held online as a virtual meeting on June 11, 2019, at 10:00 a.m., Eastern Daylight Time. You may attend the Annual Meeting, vote, and submit a question during the annual meeting by visiting www.virtualshareholdermeeting.com/HCAP19 and using your 12-digit control number to enter the meeting. At the Annual Meeting, our stockholders will consider and vote on:

•	the election of two directors of the Company to serve until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified;

•	a proposal to ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

•	such other business as may properly come before the Annual Meeting and any adjournments or postponements.

The nominees of the board of directors for election as directors are listed in the enclosed proxy statement. We are not aware of any other business, or any other nominees for election as directors, that may properly be brought before the Annual Meeting.

Holders of record of our common stock as of the close of business on April 17, 2019, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting. Whether or not you expect to attend the virtual Annual Meeting, please sign the enclosed proxy and return it promptly in the envelope provided, or vote via the Internet or telephone. Instructions are shown on the proxy card.

Thank you for your support of Harvest Capital Credit Corporation.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

By order of the Board of Directors,
William E. Alvarez, Jr.
Chief Financial Officer and Secretary

New York, NY
April 18, 2019

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or vote your shares electronically through the Internet or by telephone. Please see the Proxy Statement and the accompanying proxy card for details about electronic voting. Even if you vote your shares prior to the Annual Meeting, you still may attend the virtual Annual Meeting and vote your shares.

Harvest Capital Credit Corporation
767 Third Avenue, 29th Floor
New York, New York 10017

PROXY STATEMENT
 2019 Annual Meeting of Stockholders

General

We are furnishing you this proxy statement in connection with the solicitation of proxies by our board of directors for the 2019 Annual Meeting of Stockholders (the “Annual Meeting”). We expect to first furnish this proxy statement and the accompanying form of proxy to stockholders on or about May 3, 2019. In this proxy statement, we refer to Harvest Capital Credit Corporation as the “Company,” “HCAP,” “we,” “our” or “us” and our board of directors as the “Board of Directors” or the “Board.” When we refer to HCAP’s fiscal year, we mean the 12-month period ending December 31 of the stated year.

We encourage you to vote your shares, either by attending and voting at the virtual Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or otherwise provide voting instructions, either via the Internet or telephone, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified.  If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors and FOR the other matters listed in the accompanying Notice of 2019 Annual Meeting of Stockholders.

Annual Meeting Information

Date and Location

We will hold the Annual Meeting online as a virtual meeting on June 11, 2019 at 10:00 a.m., Eastern Daylight Time. You may attend the Annual Meeting, vote, and submit a question during the annual meeting by visiting www.virtualshareholdermeeting.com/HCAP19 and using your 12-digit control number to enter the meeting.

Attendance

You are entitled to attend the virtual Annual Meeting only if you were a stockholder of record of HCAP as of the record date for the Annual Meeting, or April 17, 2019 (the “Record Date”), or you hold a valid proxy for the Annual Meeting. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/HCAP19 and using your 12-digit control number to enter the meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Annual Meeting.

Availability of Proxy and Annual Meeting Materials

This proxy statement and the accompanying annual report on Form 10-K for the year ended December 31, 2018 are also available at the following cookies-free website that can be accessed anonymously: www.proxyvote.com.

Purpose of Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1. To elect two directors of the Company who will serve until the 2022 Annual Meeting of Stockholders, and until their successor is duly elected and qualified;

2. To ratify the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019; and

3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements.

Voting Information

Record Date and Voting Securities

You may cast one vote for each share of common stock that you owned as of the Record Date. All shares of common stock have equal voting rights, and we do not have any other class of equity security. As of April 17, 2019, there were 6,169,767 shares of common stock outstanding.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or represented by proxy, of a majority of the voting power of the issued and outstanding common stock of the Company as of the Record Date, and entitled to vote at the Annual Meeting, will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Submitting Voting Instructions for Shares Held Through a Broker

If you hold shares of common stock through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or nominee. If you hold shares of common stock through a broker, bank or other nominee and you want to vote in person at the virtual Annual Meeting, you must obtain a legal proxy from the record holder of your shares. If you do not vote in person at the Annual Meeting or submit voting instructions to your broker, your broker may still be permitted to vote your shares on certain routine matters. If your shares are held by a broker on your behalf and you do not instruct the broker as to how to vote these shares on proposal 1, the broker may not exercise discretion to vote for or against such proposal. These shares will not be counted as having been voted on such proposal. With respect to proposal 2, the broker may exercise its discretion to vote for or against that proposal in the absence of your instruction. Please instruct your bank or broker so your vote can be counted.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of common stock, you may authorize a proxy to vote on your behalf by mail, as described on the enclosed proxy card. Authorizing your proxy will not limit your right to vote in person at the Annual Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations. Stockholders of record may also vote either via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or telephone are shown on the accompanying proxy card. Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. A stockholder that votes through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the stockholder.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy at any time before it is exercised by (1) delivering a written revocation notice prior to the Annual Meeting to our secretary, William E. Alvarez, Jr., at Harvest Capital Credit Corporation, 767 Third Avenue, 29th Floor, New York, NY 10017, Attention: Corporate Secretary; (2) submitting a later-dated proxy that we receive no later than the conclusion of voting at the Annual Meeting; or (3) voting in person at the virtual Annual Meeting. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the virtual Annual Meeting does not revoke your proxy unless you also vote at the Annual Meeting.

Votes Required

Election of directors.  A plurality of the votes of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is sufficient to elect the directors (i.e., the candidates receiving the most “for” votes will win the election). “Withhold” votes and broker non-votes will have no effect on this proposal.

Ratification of independent registered public accounting firm.  The affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of RSM US LLP to serve as the Company’s independent registered public accounting firm (i.e., the number of shares voted “for” the ratification of the appointment of RSM US LLP exceeds the number of “abstain” votes and votes “against” the ratification of the appointment of RSM US LLP). Abstentions will be included in determining the number of shares present and, as a result, will be treated as a vote against this proposal. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there should not be any broker non-votes with respect to this proposal.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the names of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors or officers of the Company or officers or employees of HCAP Advisors LLC (“HCAP Advisors”), our investment adviser and administrator (without special compensation therefor).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 17, 2019, certain ownership information with respect to our common stock for those persons whom we believe, based on public filings and/or information provided by such persons, beneficially own 5% or more of the outstanding shares of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, or the "SEC," and includes voting or investment power with respect to the securities in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power over the securities owned by it.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
JMP Group LLC (2) 600 Montgomery Street, Suite 1100 San Francisco, CA 94111	990,861	16.1%
Joseph A. Jolson (3) 600 Montgomery Street, Suite 1100 San Francisco, CA 94111	752,367	12.2%

(1)	Based on 6,169,767 shares of the Company’s common stock outstanding as of April 17, 2019.

(2)
Consists of 990,861 shares of common stock of the Company held directly by JMP Securities LLC. JMP Securities LLC is a wholly owned subsidiary of JMP Holding LLC, which is a wholly owned subsidiary of JMP Group Inc., which is a wholly owned subsidiary of JMP Investment Holdings LLC, which is a wholly owned subsidiary of JMP Group LLC. The principal address for JMP Group LLC, JMP Investment Holdings LLC, JMP Group Inc., JMP Holdings LLC and JMP Securities LLC, is 600 Montgomery Street, Suite 1100, San Francisco, California 94111.

(3)
The total number of shares reported includes 686,599 shares owned by the Joseph A. Jolson 1991 Trust, of which Mr. Jolson is the trustee and over which shares Mr. Jolson has shared voting and investment power; 35,768 shares owned by The Jolson Family Foundation, of which foundation Mr. Jolson is President and Treasurer and over which shares Mr. Jolson has shared voting and investment power, but no pecuniary interest; 10,000 shares owned by Mr. Jolson's daughter and over which shares Mr. Jolson has voting and investment power, but no pecuniary interest; and 20,000 shares owned directly by Mr. Jolson.

The following table sets forth, as of April 17, 2019, the number of shares of the Company’s common stock beneficially owned by the director nominees and each of our other directors and our current executive officers and certain former officers. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). Unless otherwise indicated, the address of all executive officers and directors is c/o Harvest Capital Credit Corporation, 767 Third Avenue, 29th Floor, New York, NY 10017.

Name	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Interested Directors:
Joseph A. Jolson (2)	752,367	12.2%
Richard P. Buckanavage	44,772	*
Independent Directors:
Dorian B. Klein	—	—
Jack G. Levin	—	—
Richard A. Sebastiao	9,570	*
Executive Officers:
William E. Alvarez, Jr.	4,285	*
James J. Fowler	—	—
Former Executive Officers (3):
Craig R. Kitchin (4)	6,482	*
Ryan T. Magee (5)	9,570	*
Renee D. Lefebvre (6)	—	—
All officers and directors as a group (seven persons)	827,046	13.4%

*	Represents less than 1%.

(1)	Based on 6,169,767 shares of the Company’s common stock outstanding as of April 17, 2019.

(2)
The total number of shares reported includes 686,599 shares owned by the Joseph A. Jolson 1991 Trust, of which Mr. Jolson is the trustee and over which shares Mr. Jolson has shared voting and investment power; 35,768 shares owned by The Jolson Family Foundation, of which foundation Mr. Jolson is President and Treasurer and over which shares Mr. Jolson has shared voting and investment power, but no pecuniary interest; 10,000 shares owned by Mr. Jolson's daughter and over which shares Mr. Jolson has voting and investment power, but no pecuniary interest; and 20,000 shares owned directly by Mr. Jolson. The principal address for Mr. Jolson is 600 Montgomery Street, Suite 1100, San Francisco, California 94111.

(3)	Former executive officer ownership is based upon the last reported holdings, of each such former officer in the Company's Proxy Statement filed with the SEC on April 20, 2018.

(4)	Former Chief Financial Officer and Secretary, resigned effective at the close of business on April 2, 2018.

(5)	Former Vice President, resigned as of March 8, 2018.

(6)	Former Chief Compliance Officer, resigned effective at the close of business on April 2, 2018.

As of April 17, 2019, no shares held by our directors or executive officers were pledged as loan collateral. Our insider trading policy prohibits share pledges, except in limited cases with the pre-approval of our chief compliance officer.

The following table sets forth, as of April 17, 2019, the dollar range of our equity securities that is beneficially owned by each of our directors and nominee for director. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)

Interested Directors:
Joseph A. Jolson	Over $100,000
Richard P. Buckanavage	Over $100,000

Independent Directors:
Dorian B. Klein	None
Jack G. Levin	None
Richard A. Sebastiao	Over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned is based on the closing price for our common stock of $10.61 on April 17, 2019 on the NASDAQ Global Market.

(3)	The dollar range of equity securities beneficially owned are none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our Board of Directors. Pursuant to our bylaws (the “Bylaws”), the Board of Directors may modify the number of members of the board of directors provided that the number of directors will not be fewer than five or greater than nine and that no decrease in the number of directors shall shorten the term of any incumbent director. Our Board of Directors currently consists of five members, three of whom are not “interested persons” of our Company or our investment adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent” as determined by our Board of Directors, consistent with the rules of The NASDAQ Stock Market (“NASDAQ”). We refer to these individuals as our “independent directors.” NASDAQ requires that the Company maintain a majority of independent directors on the Board. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.

Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes had initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors have been duly elected and qualified, or any director’s earlier resignation, death or removal.

Joseph A. Jolson and Richard P. Buckanavage have been nominated for re-election for three-year terms expiring in 2022. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

A stockholder can vote for all of the nominees, or withhold authority to vote for all the nominees. Since a plurality of the votes of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is sufficient to elect the directors (i.e., the candidates receiving the most “for” votes will win the election), “withhold” votes and broker non-votes will have no effect on this proposal. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as director, it is intended that the proxy will be voted for the election of such person nominated as a replacement. The Board of Directors has no reason to believe that the person named will be unable or unwilling to serve.

Our Board of Directors unanimously recommends a vote “FOR” this proposal.

Director and Executive Officer Information

Directors

Information regarding the nominees for election as a director at the Annual Meeting and our continuing directors is as follows:

Nominees for election as a director to serve until our 2022 Annual Meeting of Stockholders and until his successor is duly elected and qualified:

Name	Age	Position	Director Since
Interested Directors
Joseph A. Jolson	60	Chairman and Chief Executive Officer	2012
Richard P. Buckanavage	55	Director and Managing Director - Head of Business Development	2012

Continuing directors whose terms will expire at our 2021 Annual Meeting of Stockholders:

Name	Age	Position	Director Since
Independent Directors
Richard A. Sebastiao	71	Director	2013

     Continuing directors whose terms will expire at our 2020 Annual Meeting of Stockholders:

Name	Age	Position	Director Since
Independent Directors
Dorian B. Klein	60	Director	2013
Jack G. Levin	71	Director	2013

    Biographical information regarding our Board of Directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Harvest Capital Credit Corporation, as defined in Section 2(a)(19) of the 1940 Act. The business address for each of our directors is c/o Harvest Capital Credit Corporation, 767 Third Avenue, 29th Floor, New York, NY 10017.

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Position
Joseph A. Jolson	60	Chief Executive Officer
William E. Alvarez, Jr.	65	Chief Financial Officer, Chief Compliance Officer and Secretary
Richard P. Buckanavage	55	Managing Director - Head of Business Development
James J. Fowler	57	Chief Investment Officer

The business address for each of our executive officers is c/o Harvest Capital Credit Corporation, 767 Third Avenue, 29th Floor, New York, NY 10017.

Biographical Information

Independent Directors
Dorian B. Klein, Director. Mr. Klein has served as a member of our Board of Directors since January 2013. Mr. Klein is currently teaching several courses on Capital Markets and Financial Economics at Harvard University as part of its Faculty of Arts and Sciences and the Harvard Extension School. Mr. Klein has served as a Director of Investitori Associati, the largest Italy specific private equity fund, Ipotek Finans SA, and IpoCredit Holding NV since November 2000, November 2006, and January 2008, respectively, and as Chairman of Verida Credit IFN S.A., a regulated non-bank financial institution, since 2008. Mr. Klein was also a Managing Director and European Head of Structured and Principal Finance for Merrill Lynch from May 1995 to May 2000. From April 1991 to January 1995, Mr. Klein was a Managing Director and Head of the Asset Finance Group for Bankers Trust, which included the areas of structured finance, real estate finance, securitization, principal finance, trade finance, and project finance. In March 1989, Mr. Klein participated in forming The Transportation Group Ltd., an independent boutique investment bank, where Mr. Klein became the Head of its Tokyo office until March 1991. In September 1984, Mr. Klein joined Blyth Eastman PaineWebber in New York as an Associate and was subsequently transferred to London in June 1986 where he served as Vice President until March 1989. Mr. Klein is a graduate of Yale College, where he received his B.A. in Economics and Mathematics, and the Harvard Business School, where he earned his M.B.A. Mr. Klein was also a 2013 Advanced Leaderhip Fellow at Harvard.  Mr. Klein’s experience as a director of a private equity firm and of non-bank financial institutions, as well as his background in investment banking and general expertise in capital markets, are among the reasons he is a valuable member of the Board of Directors.

Jack G. Levin, Director. Mr. Levin has served as a member of our Board of Directors since January 2013. Mr. Levin has more than 30 years of experience in securities law and finance, including venture capital, private equity and investment banking. For over 16 years, Mr. Levin held senior positions at Montgomery Securities (and its successor, Banc of America Securities, LLC), including as a partner and Director of Legal and Regulatory Affairs for Montgomery Securities from January 1983 to October 1997 and Managing Director, Legal for NationsBanc Montgomery Securities from October 1997 to April 1999. At Montgomery Securities, Mr. Levin was a member of the commitment, valuation and fairness opinion committees, on the board of directors of Montgomery Asset Management and provided oversight on legal and regulatory and financial matters. During that tenure, he was also the founder and managing member of MontWest Capital Partners, a private equity partnership between Montgomery Securities and Westinghouse Capital Corporation. From April 1999 to January 2000, Mr. Levin was an independent consultant. He then served as Executive Vice President and Director of Legal Affairs at NBC Internet Inc. from 2000 to 2001. In 2002, Mr. Levin co-founded and served as a managing member of Kalkhoven, Pettit, Levin & Johnson Ventures LLC, a venture capital partnership focused on early stage investment in the telecommunications industry. Subsequently, from February 2004 to March 2005, Mr. Levin served as Chief Operating Officer of Fox Paine & Company, LLC, a private equity firm. He also served as a Director of WJ Communications, Inc. from May 2004 to 2008. Mr. Levin is a retired member of the Bar of the State of New York. Mr. Levin received his undergraduate degree from Amherst College and his J.D. from Columbia University School of Law. Mr. Levin was selected as a member of the Board of Directors for, among other attributes, his experience in securities law and finance, including venture capital, private equity, and investment banking, and his executive, directorial, and founding roles at these ventures.

Richard A. Sebastiao, Director. Mr. Sebastiao has served as a member of our Board of Directors since January 2013. In December 1989, he founded RAS Management Advisors, Inc. and its predecessors (“RAS Management”), a crisis management and turnaround firm, and served as its president from such time until January 2008. While president of RAS Management, Mr. Sebastiao also served, on an interim basis, as the chief restructuring officer and/or chief executive officer of a number of entities that retained RAS Management in connection with their restructurings. In January 2008, he sold substantially all of the assets of RAS Management to RAS Management Advisors, LLC, an entity newly formed by certain former associates of RAS Management to carry on the business formerly conducted by RAS Management, and has served as a consultant to such newly formed entity since such time. From 2003 to 2012, Mr. Sebastiao also served on the board of directors of ATC Associates, Inc., an environmental consulting firm. From December 2005 until April 2006, he served on the board of directors of CDI Holding Corp., a holding company for a regional chain of drug stores and convenience stores. In addition, from June 2005 to December 2009, Mr. Sebastiao served on the board of directors of Patriot Capital Funding, Inc., where he was chairman of the valuation committee and a member of the audit and compensation committees. From April 2011 through July 2015, Mr. Sebastiao served as a member of the board of directors of Orchard Brands. Mr. Sebastiao is a member of the Turnaround Management Association and the American Bankruptcy Institute, and was a CPA for a number of years. Mr. Sebastiao earned a B.S. in Business Administration from Northeastern University. Mr. Sebastiao strengthens the collective expertise of the Board of Directors in financial matters and overall business operations through his experience as a financial consultant focusing on turnaround situations and crisis management and experience in executive positions at public and private companies in a variety of industries.

Interested Directors

Joseph A. Jolson, Chairman and Chief Executive Officer. Mr. Jolson co-founded JMP Group Inc., now JMP Group LLC (NYSE: JMP), in 1999 and is its Chief Executive Officer, chairman of the board of directors, and a member of the executive committee. He is also the Chief Executive Officer of Harvest Capital Strategies and JMP Asset Management. Mr. Jolson is also a principal and founder of our investment adviser, HCAP Advisors, and is a member of its investment committee, and he has served in these roles since 2011. Previously, he was a senior managing director and senior research analyst at Montgomery Securities, now Banc of America Securities, for 15 years. Prior to that, he was a consulting research analyst at Fidelity Management and Research in Boston in 1983 and 1984 and at Donaldson, Lufkin & Jenrette in New York from 1980 through 1982. He was named to Institutional Investor magazine's All-America Research Team for 10 consecutive years, between 1986 and 1995, for his coverage of the savings and loan industry and was also selected as an All-Star Analyst by the Wall Street Journal in the financial services category in 1996 and 1997. In addition, he was ranked as a top-five thrift analyst every year from 1985 through 1994 by Greenwich Associates. He received a B.A. degree from Yale University and an M.B.A. degree with distinction from The Wharton School at the University of Pennsylvania. As a result of these and other professional experiences, Mr. Jolson possesses extensive knowledge and has deep experience in managing investment companies, financial analysis, corporate governance, strategic planning, business evaluation and oversight, all of which strengthen the Board’s collective qualifications, skills and experience.

Richard P. Buckanavage, Director and Managing Director - Head of Business Development. Mr. Buckanavage is our co-founder and serves as our Managing Director - Head of Business Development, and previously served as our Chief Executive Officer and President. Mr. Buckanavage is also a principal and founder of our investment adviser, HCAP Advisors, and is a member of its investment committee, and he has served in these roles since 2011. Prior to co-founding the Company, Mr. Buckanavage co-founded in 2003, and served as President and Chief Executive Officer and as a member of the board of directors of, Patriot Capital Funding, Inc., a publicly-traded business development company until its sale to Prospect Capital Corp. in 2009. Prior to co-founding Patriot Capital Funding, Mr. Buckanavage held several positions with GE Capital Corporation between 1999-2003, most recently as a managing director and head of debt capital markets where he was responsible for all domestic debt syndication and private placement activities for GE’s Global Sponsor Finance and Commercial Finance business units. Mr. Buckanavage completed two rotations at GE Plastics and GE Medical Systems earning a Six Sigma Black Belt designation in 2002. From 1995 to 1999, Mr. Buckanavage was a senior vice president and midwest region manager for Creditanstalt Corporate Finance, Inc. (“CCFI”). During that time, he was also a senior investment officer at Creditanstalt Small Business Investment Corporation (“CSBIC”), CCFI’s private equity group that originated and managed a portfolio of non-controlling equity investments. CCFI and CSBIC were a “one-stop” capital source that focused on making investments in small and mid-sized companies in conjunction with private equity sponsors. In his capacities at CCFI and CSBIC, Mr. Buckanavage managed a portfolio of senior secured loans, subordinated debt and equity investments in excess of $1.2 billion. While at CSBIC, Mr. Buckanavage was also a member of the board of directors of several of CSBIC’s portfolio companies. His professional experience also includes various business development and portfolio management roles in the leveraged finance groups at Bank of America, and Fleet Bank and its predecessors. Mr. Buckanavage received a B.S. degree in finance from Central Connecticut University and an M.B.A. with a concentration in finance from Syracuse University. Mr. Buckanavage’s experience in managing business development companies and overseeing investment portfolios, as well as his familiarity with the operations of the Company, provides the Board with a valuable perspective.

Executive Officers Who Are Not Directors

William E. Alvarez, Jr., Chief Financial Officer, Chief Compliance Officer and Secretary. Mr. Alvarez serves as our Chief Financial Officer, Chief Compliance Officer and Secretary and has served in these roles since April 2018. He also serves as Managing Director of HCAP Advisors, which he joined in August 2017. Mr. Alvarez brings over 30 years of experience in finance, accounting and asset management to the Company. Mr. Alvarez, from December 2004 to December 2009 was Chief Financial Officer and Secretary of Patriot Capital Funding, Inc., a BDC that went public in 2005 and later merged with another business in December 2009. From Mid-2010 to November 2014, Mr. Alvarez served as a consultant and then Chief Financial Officer and later Interim Chief Executive Officer of NH Northeast, LLC, an international computer learning center that operated 17 locations in the Northeast. From November 2014 to May 2016, Mr. Alvarez served as the Chief Financial Officer of Natural Markets Food Group, an international organic retail food organization with operations in the US and Canada. From June 2016 until joining HCAP Advisors in August 2017, Mr. Alvarez provided outsourced accounting and consulting services through CFO Finance, LLC. Mr. Alvarez is a licensed Certified Public Accountant in the State of Connecticut.

James Fowler, Chief Investment Officer. Mr. Fowler serves as our Chief Investment Officer and has served in this role since March 2018. He also serves and has been a Managing Director of JMP Group, a full-service investment banking and asset management firm, since February, 2001.  Commencing April 2016 to present, he is serving as the Portfolio Manager of JMP Capital I LLC, which is a credit fund providing debt capital to lower middle market companies.   Prior to this role, from 2010 to 2016,

Mr. Fowler was a Co-Portfolio Manager of Harvest Opportunities Partners II, which was a market-neutral equity hedge fund dedicated to investing in small and mid-sized financial services companies.  Mr. Fowler joined JMP’s asset management platform in February 2007, and from February 2008 until December 2012, he was the non-Executive Chairman of the Board of Directors of New York Mortgage Trust (NASD:  NYMT), which is a New York-based mortgage real estate investment trust (REIT) that was recapitalized in February 2008 by entities owned by JMP Group's broker/dealer (JMP Securities) where he covered a wide range of mortgage and specialty finance companies.  During this period, from 2005-2007, he also served as Co-Director of Equity research.  Mr. Fowler holds a B.S. degree in Finance from Golden Gate University.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our Bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the chairman of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and the best interests of our stockholders at such times.

Presently, Mr. Jolson serves as the chairman of our Board of Directors. As noted above, Mr. Jolson is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. We believe that Mr. Jolson’s history with our company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Jolson’s relationship with our investment adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, ensuring that these groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of Audit, Compensation, and Nominating and Corporate Governance Committees comprised solely of independent directors and the appointment of a chief compliance officer responsible for maintaining our compliance policies and procedures. While certain non-management members of our Board of Directors currently participate on the boards of directors of other companies, we do not view their participation as excessive or as interfering with their duties on our Board of Directors.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail, the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, and audits of the Company’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Compensation Committee’s risk oversight responsibilities include reviewing and approving the Company's reimbursement to its administrator for the allocable portion of overhead and other expenses incurred by the administrator in performing its obligations under the administration agreement, including the compensation of our executive officers and their respective staffs.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Company’s chief compliance officer. The Board of Directors annually reviews a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of the company and its service providers. The chief compliance officer’s annual report addresses at a minimum (i) the operation of the compliance policies and procedures of the company since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks.

We believe that the role of our Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations.

Transactions with Related Persons

The Company is party to an investment advisory and management agreement with HCAP Advisors, in which certain of the Company’s directors and executive officers, including Messrs. Jolson and Buckanavage, have direct or indirect ownership and financial interests. Under the investment advisory and management agreement, the Company pays HCAP Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee. Total management fee expense was $3,223,712 for the year ended December 31, 2018.

The principals of our investment adviser, which include Messrs. Jolson and Buckanavage, serve and may in the future serve as principals of other investment managers affiliated with our investment adviser that may manage investment funds with investment objectives similar to ours. In addition, HCAP Advisors or its officers and employees serve or may in the future similarly serve entities that operate in the same or related lines of business as we do. Accordingly, they have or may in the future have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in our best interests. As a result, HCAP Advisors may in the future face conflicts in the allocation of investment opportunities to us and other funds and clients. However, our investment adviser intends in such event to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other future client of our investment adviser. An investment opportunity that is suitable for multiple clients of our investment adviser may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act, if applicable. There can be no assurance that HCAP Advisors’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor. Currently, however, our investment adviser does not have any other clients.

On December 10, 2015, the Company received exemptive relief from the SEC permitting us greater flexibility to negotiate the terms of co-investments with investment funds managed by HCAP Advisors or JMP Credit Advisors, LLC ("JMP Credit Advisors") and with certain accounts managed or held by JMP Group and certain of its subsidiaries, in each case in a manner consistent with our investment objectives and strategies as well as regulatory requirements and other pertinent factors (including the terms and conditions of the exemptive order issued by the SEC). Under the terms of the relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategies. We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with investment funds managed by HCAP Advisors or JMP Credit Advisors and with certain accounts managed or held by JMP Group and certain of its subsidiaries. We believe that such co-investments may afford us additional investment opportunities.

On April 29, 2018, the Company entered into an administration agreement with HCAP Advisors, which replaced the administration agreement between the Company and JMP Credit Advisors, an affiliate of HCAP Advisors, which expired on April 29, 2018. The administration agreement has an initial term from April 29, 2018, to April 29, 2020, and thereafter will continue automatically for successive annual periods, so long as the continuance is approved at least annually by the Board of Directors of the Company and a majority of the directors who are not parties to the administration agreement or an interested person of any such party. Under the administration agreement, HCAP Advisors provides the Company with the office facilities and administrative services necessary to conduct its day-to-day operations. Payments under the administration agreement are equal to an amount, subject to a cap, based upon the Company’s allocable portion of the administrator’s overhead in performing its obligations under the administration agreement, including rent, if any, and our allocable portion of the cost of our executive officers and their respective staffs. Total administrative services expense, for the year ended December 31, 2018, paid to HCAP Advisors was $1,175,000, and to JMP Credit Advisors, was $225,000.

HCAP Advisors, our investment adviser and administrator, is an affiliate of JMP Group LLC, which was previously JMP Group Inc. We refer to JMP Group LLC and JMP Group Inc. as "JMP Group." JMP Group is a full-service investment banking and asset management firm. Certain members of JMP Group, along with members of HCAP Advisors, including Messrs. Jolson and Buckanavage, founded the Company’s predecessor fund, Harvest Capital Credit LLC, in September 2011. JMP Group currently owns equity in the Company, and through its wholly owned subsidiaries, JMP Group owns a majority of HCAP Advisors and, as of March 20, 2019, owns a minority interest in JMP Credit Advisors, which has been renamed Medalist Partners Corporate Finance LLC. Our Chairman and Chief Executive Officer has a financial interest in and also serves as the chairman and chief executive officer of JMP Group. Messrs. Jolson and Buckanavage also have direct or indirect ownership and financial interests in HCAP Advisors.

The Company is party to a license agreement with Harvest Capital Strategies, a subsidiary of JMP Group, pursuant to which Harvest Capital Strategies has agreed to grant the Company a non-exclusive, royalty-free license to use the name “Harvest.” Under this agreement, the Company will have a right to use the “Harvest” name for so long as Harvest Capital Strategies or one of its affiliates remains the Company’s investment adviser.

In the future, JMP Securities LLC or its affiliates may provide, and in the past they have provided, the Company with various financial advisory and investment banking services, for which they would receive customary compensation.

Review, Approval or Ratification of Transactions with Related Persons

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, the Company has a code of conduct that generally prohibits any employee, officer or director of the Company from engaging in any transaction where there is a conflict between such individual's personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Board of Directors and are publicly disclosed as required by applicable law and regulations. In addition, the Audit Committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own 10% or more of our voting stock, to file reports of ownership and changes in ownership of our equity securities with the SEC. Directors, executive officers and 10% or more holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms furnished to us, or written representations that no such forms were required, we believe that our directors, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the year ended December 31, 2018.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee are independent directors and none of the members is a present or past employee of the Company. No member of the Compensation Committee: (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act; or (ii) is an executive officer of another entity, at which one of our executive officers serves on the Board.

Corporate Governance

Corporate Governance Documents

We maintain a corporate governance webpage at the “Corporate Governance” link under the “Investors” link at http://www.harvestcapitalcredit.com.

Our Code of Business Conduct, Code of Ethics and Board Committee charters are available at our corporate governance webpage at http://www.harvestcapitalcredit.com/corporate-governance/ and are also available to any stockholder who requests them by writing to our secretary, William E. Alvarez, Jr. at Harvest Capital Credit Corporation, 767 Third Avenue, 29th Floor, New York, New York 10017, Attention: Corporate Secretary.

Director Independence

In accordance with rules of NASDAQ, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s Nominating and Corporate

Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the NASDAQ Listing Rules, as well as the applicable regulations, rules, and orders of the Securities and Exchange Commission. Section 5605 provides that a director of a business development company shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of the directors is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Messrs. Jolson and Buckanavage. Messrs. Jolson and Buckanavage are interested persons of the Company due to their positions as officers of the Company and affiliations with HCAP Advisors. Mr. Jolson is also the chief executive officer and chairman of the board of JMP Group, which is the Company's largest shareholder, the majority owner of HCAP Advisors, a minority of JMP Credit Advisors, and an indirect parent of JMP Securities LLC.

Annual Evaluation

Our directors perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation includes an annual questionnaire, as well as Board and Board committee discussion.

Board Meetings and Committees

Our Board met 8 times during fiscal year 2018. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. The Board’s standing committees are set forth below. Our directors are invited and encouraged to attend each annual meeting of stockholders. All members of our Board of Directors attended our 2018 annual meeting of stockholders.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Harvest Capital Credit Corporation, 767 Third Avenue, 29th Floor, New York, New York 10017, Attention: Corporate Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Audit Committee. Appropriate personnel of the Company will review and sort through communications before forwarding them to the addressee(s).

Audit Committee

The Audit Committee is responsible for selecting our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The members of the Audit Committee are Messrs. Sebastiao, Klein, and Levin, each of whom meets the independence standards established by the SEC and NASDAQ for audit committees and is independent for purposes of the 1940 Act. Mr. Sebastiao serves as the chairman of the Audit Committee. Our Board of Directors has determined that Mr. Sebastiao is an “audit committee financial expert” as defined under 407 of Regulation S-K of the Exchange Act. The Audit Committee met 11 times during the 2018 fiscal year.

A charter of the Audit Committee is available in print to any stockholder who requests it and it is also available on the Company’s website at http://www.harvestcapitalcredit.com/corporate-governance/.

Compensation Committee

The Company formed a Compensation Committee in March 2014. The Compensation Committee is responsible for reviewing and approving the Company's reimbursement to its administrator, HCAP Advisors (and previously JMP Credit Advisors), for the allocable portion of overhead and other expenses incurred by the administrator in performing its obligations under the administration agreement, including the compensation of our executive officers and their respective staffs. The current members of the Compensation Committee are Messrs. Klein, Levin, and Sebastiao, each of whom meets the independence standards established by the SEC and NASDAQ for compensation committees and is independent for purposes of the 1940 Act. Mr. Klein serves as the chairman of the Compensation Committee. As discussed below, none of our executive officers are directly compensated by the Company and as such the Compensation Committee is not required to produce a report on executive compensation in our annual proxy statement. The Compensation Committee has sole discretion to retain and terminate any compensation consultant assisting the Compensation Committee, including sole authority to approve all such compensation consultants' fees and other retention terms. The Compensation Committee met twice in the 2018 fiscal year.

A charter of the Compensation Committee is available in print to any stockholder who requests it and is also available on the Company’s website at http://www.harvestcapitalcredit.com/corporate-governance/.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The Nominating and Corporate Governance Committee considers nominees properly recommended by our stockholders. The members of the Nominating and Corporate Governance Committee are Messrs. Klein, Levin, and Sebastiao, each of whom meets the independence standards established by the SEC and NASDAQ and is independent for purposes of the 1940 Act. Mr. Levin serves as the chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met one time during the 2018 fiscal year.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with the advance notice and other provisions of our Bylaws and any other applicable law, rule, or regulation regarding director nominations. Stockholders may submit candidates for nomination for our Board of Directors by writing to our secretary, William E. Alvarez, Jr., at Harvest Capital Credit Corporation, 767 Third Avenue, 29th Floor, New York, New York 10017, Attention: Corporate Secretary. When submitting a nomination to us for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address, and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the persons; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers, among other factors, the extent to which each nominee:

•	is of the highest character and integrity and has an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;

•	is free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•
is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a member of the Board of Directors and a member of any committees thereof (including developing and maintaining sufficient knowledge of the Company and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board of Directors and any committee thereof; preparing for, attending and participating in meetings of the Board of Directors and meetings of any committee thereof; and satisfying appropriate orientation and continuing education guidelines); and

•	has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a whole and not primarily a special interest group or constituency.

The Nominating and Corporate Governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board of Directors, but the committee will consider such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the Board’s annual-self assessment, the members of the Nominating and Corporate Governance Committee will evaluate the membership of the Board of Directors and whether the Board maintains satisfactory policies regarding membership selection. The Nominating and Corporate Governance Committee’s goal is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience to enhance the effectiveness of and strengthen the Board of Directors and its committees.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board, but the Nominating and Corporate Governance Committee retains the authority to retain any such search firm.

A charter of the Nominating and Corporate Governance Committee is available in print to any stockholder who requests it, and it is also available on the Company’s website at http://www.harvestcapitalcredit.com/corporate-governance/.

Code of Business Conduct

We have adopted a Code of Business Conduct which applies to, among others, every officer and director of the Company. Requests for copies should be sent in writing to Harvest Capital Credit Corporation, 767 Third Avenue, 29th Floor, New York,

New York 10017. The Company’s Code of Business Conduct is also available on our website at http://harvestcapitalcredit.com/corporate-governance/.

If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Business Conduct, we will promptly disclose the nature of the amendment or waiver on our website at http://www.harvestcapitalcredit.com/corporate-governance/, and to the extent an amendment or waiver is for an executive officer or director of the Company, the Company will also file a Form 8-K with the Securities and Exchange Commission.

Executive Compensation

None of our executive officers receives direct compensation from us. The compensation of the principals and other investment professionals of our investment adviser is paid by our investment adviser. The compensation of our executive officers for administrative services provided to the Company is paid by our administrator, who is also our investment adviser, but we reimburse our administrator for our allocable portion of the cost of such services rendered to us by those executive officers and their respective staffs. To the extent that our administrator outsources any of its functions as administrator, we will pay the fees associated with such functions on a direct basis without profit to our administrator.

For the fiscal year ended December 31, 2018, we reimbursed our prior administrator, JMP Credit Advisors, $225,000 and our current administrator, HCAP Advisors, $1,175,000 for administrative services provided to us. Payments required to be made to the administrator under the administration agreement were subject to a cap in fiscal year 2018 of $1.4 million set by our Compensation Committee and Board of Directors.

The existence of a cap, and the determination of a proper cap amount, in subsequent years will be determined by the mutual agreement of the independent members of our Board of Directors, on our behalf, and the administrator. For the 2019 fiscal year, the Company has negotiated a cap with its new administrator, HCAP Advisors, on amounts payable by the Company under the administration agreement. This cap set the maximum amount that would be payable by the Company for the 2019 fiscal year at $1.4 million.

Director Compensation

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2018.

Name	Fees Earned or Paid in Cash(1)(2)	Total
Interested Directors
Joseph A. Jolson	—	—
Richard P. Buckanavage	—	—
Independent Directors
Dorian B. Klein	$85,000	$85,000
Jack G. Levin	85,000	85,000
Richard A. Sebastiao	85,000	85,000

(1) For a discussion of the independent directors’ compensation, see below.
(2) We do not maintain a stock or option plan, non-equity incentive plan, or pension plan for our directors.

For the fiscal year ended December 31, 2018, the independent directors received an annual fee of $62,500, and on April 17, 2018, the Board of Directors awarded each individual independent director $10,000 for their additional efforts in the investigation of the matters set forth in Item 9A of the Company's annual report on Form 10-K for the year ended December 31, 2017. The independent directors also received an annual fee of $7,500 for membership on each of the Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee. In addition, the chairmen of each of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee received an additional annual fee of $5,000 for their additional services in these capacities. The independent directors were also reimbursed for their reasonable out-of-pocket expenses incurred in attending board and committee meetings. No compensation was paid to directors who are interested persons of us as defined in the 1940 Act.

PROPOSAL 2 — RATIFY THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2019 FISCAL YEAR

On March 18, 2019, as reported in the Company’s Current Report on Form 8-K filed with the SEC on March 22, 2019, the Audit Committee of the Board approved the decision to change independent registered public accounting firms. And on March 18, 2019, the Company notified PricewaterhouseCoopers LLP (“PwC”) that they are dismissed as the Company’s independent registered public accounting firm, effective as of that date. The reports of PwC on the Company's financial statements for the years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during the fiscal years ended December 31, 2018 and 2017, and during the subsequent interim period through March 18, 2019, there were (1) no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference thereto in their reports on the financial statements, and (2) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except that, as disclosed in Item 9A to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, management concluded that the Company’s disclosure controls and procedures were not effective as of December 31, 2017 as a result of a material weakness in internal control over financial reporting related to an ineffective control environment as material financial information from one of our portfolio companies was not promptly supplied to our financial staff by certain senior investment professionals. Beginning in the first quarter of 2018, the Company adopted a corrective action plan and added new and/or enhanced existing controls. As a result of the enhanced controls implemented during the first three quarters of 2018, management concluded that the material weakness was remediated as of September 30, 2018 and that its disclosure controls and procedures were effective as of September 30, 2018 and December 31, 2018. The Audit Committee previously discussed the above-described “reportable event” with PwC, and the Company has authorized PwC to respond fully to any inquiries from the successor independent registered public accounting firm.

On March 21, 2019, the Company engaged RSM US LLP (“RSM”) as its new independent registered public accounting firm for the year ending December 31, 2019. The decision to engage RSM as the Company’s independent registered public accounting firm was approved by the Company’s Audit Committee. During the years ended December 31, 2018 and 2017, and during the subsequent interim period through March 18, 2019, neither the Company nor anyone on its behalf has consulted with RSM regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided that RSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a “disagreement,”  as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K, except that the Company engaged RSM in the second quarter of 2018 to provide consulting and compliance services in preparation for complying with the full requirements of Section 404 of the Sarbanes-Oxley Act, and those services were completed upon conclusion of the audit for fiscal year 2018. RSM has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates.

Although action by stockholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek stockholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. If a quorum is present at the Annual Meeting and the appointment of RSM LLP as independent registered public accounting firm for the fiscal year ending December 31, 2019 is not ratified by the stockholders, the adverse vote will be considered by the Audit Committee in determining whether to appoint RSM LLP as the Company’s independent registered public accounting firm for the succeeding fiscal year.

Representatives of both RSM and PwC are expected to attend the Annual Meeting, will have the opportunity to make a statement, if they so desire, and are expected to be available to respond to appropriate questions.

Independent Auditor’s Fees

The following table presents fees for professional services rendered by PwC for the fiscal years ended December 31, 2018 and 2017.

	2018	2017
Audit Fees*	$580,000	$1,015,828
Audit-Related Fees	2,940	—
Tax Fees	36,150	29,500
All Other Fees	—	—
Total Fees	$619,090	$1,045,328

* Included in Audit Fees for 2017, is $427,828 in fees incurred for non-recurring audit services relating to the matters disclosed in Item 9A, of our annual report on Form 10-K for the year ended December 31, 2017, regarding the material weakness identified by management and the additional procedures in connection therewith. Of this additional amount in fees, our investment adviser, HCAP Advisors, has agreed to assume and will reimburse us for $382,838.

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

Audit-Related Fees.  Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees.  All other fees would include fees for products and services other than the services reported above.

The Audit Committee of the Board has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by PricewaterhouseCoopers LLP, the Company’s former independent registered public accounting firm as well as with RSM US LLP, the Company's newly engaged independent registered public accounting firm. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Required Vote

The affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve this proposal. Abstentions will be included in determining the number of shares present and, as a result, will be treated as a vote against this proposal. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there should not be any broker non-votes with respect this proposal.

Our Board unanimously recommends a vote “FOR” this proposal. Proxies solicited by the Board will be voted “FOR” Proposal 2 unless otherwise instructed.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm all of the Company’s financial statements filed with the SEC for each quarter during fiscal year 2018 and as of and for the year ended December 31, 2018. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles (GAAP), and reviewed significant accounting issues with the Audit Committee. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Board in Rule 3200T. The independent registered public accounting firm also provided to the Audit Committee the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm the firm’s independence.

The Audit Committee has reviewed the audit fees paid by the Company to the independent registered public accounting firm. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting the independent registered public accounting firm from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements as of and for the year ended December 31, 2018, be included in the Company’s annual report on Form 10-K for the year ended December 31, 2018, for filing with the SEC. The Audit Committee also recommended the selection of RSM US LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2019.

Audit Committee
Richard A. Sebastiao, Chairman
Dorian B. Klein, Member
Jack G. Levin, Member

OTHER MATTERS

Stockholder Proposals

Any stockholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for the 2020 Annual Meeting of Stockholders must be received by the Company on or before January 4, 2020. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to Harvest Capital Credit Corporation, 767 Third Avenue, 29th Floor, New York, New York 10017, Attention: Corporate Secretary.

Stockholder proposals or director nominations to be presented at the 2020 Annual Meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) days in advance of the one year anniversary of the previous year’s Annual Meeting of Stockholders. For the Company’s 2020 Annual Meeting of Stockholders, the Company must receive such proposals and nominations no later than March 13, 2020. In the event the annual meeting is scheduled to be held on a date more than thirty (30) days prior to or delayed by more than sixty (60) days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the later of the close of business ninety (90) days prior to such annual meeting or the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made. Proposals must also comply with the other requirements contained in the Company’s Bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Other Business

The Board of Directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters may properly be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any other business that may properly come before the Annual Meeting, however, the proxies, in the form enclosed, will be voted in respect thereof in accordance with the discretion of the proxyholders.

Whether or not you expect to attend the Annual Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope so that you may be represented at the Annual Meeting.

Annual Reports

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2018, which includes financial statements, is being furnished with this proxy statement and is also available at the following cookies-free website that can be accessed anonymously: www.proxyvote.com. Our annual report on Form 10-K for the year ending December 31, 2018 is not incorporated by reference into this proxy statement and is not deemed to be a part of the proxy soliciting material.

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HCAP19**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E76004-P18349 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

HARVEST CAPITAL CREDIT CORPORATION

The Board of Directors recommends you vote FOR the following:

1. Election of Directors*

Nominees:	**For**	**Withhold**
1a. Joseph A. Jolson	☐	☐
1b. Richard P. Buckanavage	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. To ratify the selection of RSM US, LLP to serve as the Company's independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019.	☐	☐	☐

3. Such other business as may properly come before the meeting or any postponement or adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

E76005-P18349

HARVEST CAPITAL CREDIT CORPORATION
Annual Meeting of Stockholders
June 11, 2019 10:00 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints William E. Alvarez, Jr. as proxy of the undersigned with full power of substitution to attend the 2019 Annual Meeting of Stockholders of Harvest Capital Credit Corporation, a Delaware corporation (the "Company"), to be held online as a virtual meeting on June 11, 2019, at 10:00 a.m., Eastern Daylight Time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast and to otherwise represent the undersigned with all powers that the undersigned would possess if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the 2019 Annual Meeting of Stockholders of the Company and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY IS REVOCABLE. UNLESS A CONTRARY DIRECTION IS INDICATED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE TWO NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE THEREWITH. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXYHOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side